UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2013

FIBROCELL SCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341

(Address of Principal Executive Office) (Zip Code)

(484) 713-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 26, 2013, Fibrocell Science, Inc. (the “Company”) entered into an underwriting agreement with Barclays Capital Inc., as representative of the several underwriters named therein, relating to an underwritten registered public offering of 11,000,000 shares of Company common stock, par value $0.001 per share, at a public offering price of $4.10 per share for aggregate gross proceeds of $45.1 million, prior to underwriting discounts and offering expenses. The Company has granted the underwriters a 30-day option to purchase up to an additional 1,650,000 shares of common stock to cover over-allotments, if any. Barclays Capital Inc. is acting as sole book running manager. Wedbush Securities Inc. and Griffin Securities are acting as co-managers for the offering.

The offering is being made pursuant to a prospectus supplement dated September 26, 2013 and an accompanying prospectus dated August 28, 2013, pursuant to the Company’s shelf registration statement on Form S-3 that was filed with the Securities and Exchange Commission on August 15, 2013 and became effective on August 28, 2013 (File No. 333-190649). The offering is expected to close on or about October 1, 2013, subject to the satisfaction of customary closing conditions contained in the underwriting agreement. The underwriting agreement contains customary representations, warranties, and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties, and termination provisions.

A copy of the underwriting agreement is attached as Exhibit 1.1 and is incorporated herein by reference. The foregoing is only a brief description of the material terms of the underwriting agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibit. The prospectus supplement relating to the offering has been filed with the Securities and Exchange Commission. A copy of the opinion of Schiff Hardin LLP relating to the validity of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

On September 26, 2013, the Company issued a press release announcing the entry into the underwriting agreement described in Item 1.01 of this Current Report on Form 8-K. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 26, 2013 by and among Fibrocell Science, Inc. and Barclays Capital Inc., as representative of the several underwriters named therein.

5.1	Opinion of Schiff Hardin LLP.

23.1	Consent of Schiff Hardin LLP (included in Exhibit 5.1).

99.1	Press release dated September 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fibrocell Science, Inc.

By:	/s/ Gregory Weaver
Gregory Weaver Chief Financial Officer

Date: September 26, 2013